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                                                                    EXHIBIT 23.9

               CONSENT OF BDO DUNWOODY LLP, INDEPENDENT AUDITORS

     We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 31, 2000, with respect to the financial statements of Charon Systems Inc. included in the Registration Statement (Form SB-2) and related Prospectus of FutureLink Corporation dated February 11, 2000.

Markham, Ontario
February 8, 2000